UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

Foot Locker, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	(1)	Establishment of Performance Goals.

(i)         On March 26, 2014, the Compensation and Management Resources Committee (the “Compensation Committee”) of the Board of Directors of Foot Locker, Inc. (the “Company”) established the performance goals for the 2014 fiscal year under the Annual Incentive Compensation Plan (the “Annual Bonus Plan”). The goals for the executives are based on the Company’s pre-tax income. Under the Annual Bonus Plan, the amount that would be paid to the executives if the performance goals are met is based on a percentage of their annual base salaries earned for the plan year. The percentage of annual base salary payable at threshold, target, and maximum for each of the executives who will be included as named executive officers in the Company’s 2014 proxy statement is stated in the table below:

Name	Percent of Annual Base Salary at Threshold Payout	Percent of Annual Base Salary at Target Payout	Percent of Annual Base Salary at Maximum Payout
Ken C. Hicks	31.25%	125%	218.75%
Richard A. Johnson	18.75%	75%	131.25%
Robert W. McHugh	16.25%	65%	113.75%
Lauren B. Peters	16.25%	65%	113.75%
Paulette Alviti	12.5%	50%	87.5%

(ii)         On March 26, 2014, the Compensation Committee established long-term incentive compensation performance goals for the 2014-2015 performance period based on a combination of the Company’s two-year average after-tax income and return-on-invested capital. Provided the performance goals are achieved, the payout structure of the executives’ long-term awards is as follows: (a) 50 percent of the award would be payable in cash under the Long-Term Incentive Compensation Plan (the “Long-Term Bonus Plan”), (b) 50 percent of the award would be payable in restricted stock units under the 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”), and (c) both the cash portion and the restricted stock unit portion of the payout would be subject to a time-based, one-year holding period following the end of the performance period before payout to the executives.

Individual long-term target awards are expressed as a percentage of the executive’s annual base salary as approved by the Compensation Committee on March 26, 2014. The percentages shown in the table below represent the percent of 2014 annual base salary that would be paid to each of the named executive officers, in cash and restricted stock units as described in the foregoing paragraph, if the established goals are achieved.

2

Name	Performance Period	Percent of Annual Base Salary at Threshold Payout	Percent of Annual Base Salary at Target Payout	Percent of Annual Base Salary at Maximum Payout
Ken C. Hicks	2014-2015	43.75%	175%	350%
Richard A. Johnson	2014-2015	25.00%	100%	200%
Robert W. McHugh	2014-2015	18.75%	75%	150%
Lauren B. Peters	2014-2015	18.75%	75%	150%
Paulette Alviti	2014-2015	18.75%	75%	150%

The threshold, target and maximum number of restricted stock units for each executive was calculated on March 26, 2014 on the basis of that day’s closing stock price. The actual number of restricted stock units awarded will be based on the Company’s performance compared to targets. The value of the restricted stock units received by an executive will depend upon the Company’s stock price on the payment date.

(2)	Stock Awards.

(i)         On March 26, 2014, the Compensation Committee granted stock options to the following named executive officers under the 2007 Stock Incentive Plan. The options will vest in three equal installments, on March 26, 2015, March 26, 2016, and March 26, 2017. The options were granted at an exercise price of $45.08 per share, which was 100 percent of the fair market value (closing price) of a share of the Company’s Common Stock on the date of grant. The form of stock option award agreement is attached hereto as Exhibit 10.1.

Name	Number of Shares
Ken C. Hicks	221,000
Richard A. Johnson	37,000
Robert W. McHugh	34,000
Lauren B. Peters	34,000
Paulette Alviti	17,000

(ii)         On March 26, 2014, the Compensation Committee granted awards of restricted stock to the following named executive officers under the 2007 Stock Incentive Plan. The shares will vest on March 26, 2017, provided that the executives remain employed by the Company through the vesting date. The executives will be entitled to receive and retain all cash dividends that are payable after the date of grant to record holders of the Company’s Common Stock. The form of restricted stock agreement is attached hereto as Exhibit 10.2.

Name	Number of Shares
Richard A. Johnson	60,000
Robert W. McHugh	20,000
Lauren B. Peters	20,000
Paulette Alviti	10,000
3

(3)         Annual Base Salaries. On March 26, 2014, the Compensation Committee approved the annual base salaries, effective as of May 1, 2014, of the following named executive officers. As the Company’s salary increases generally become effective on May 1 of each year, the annual base salary shown in the table may be higher than the actual salary earned by the executive for the year. The actual salary earned for the year is the amount that will be reflected in the Summary Compensation Table in the Company’s proxy statement for the relevant year:

Name and Position	Year	Base Salary
Ken C. Hicks Chairman of the Board, President and Chief Executive Officer	2014	$1,100,000
Richard A. Johnson Executive Vice President and Chief Operating Officer	2014	$ 925,000
Robert W. McHugh Executive Vice President – Operations Support	2014	$ 673,000
Lauren B. Peters Executive Vice President and Chief Financial Officer	2014	$ 565,000
Paulette Alviti Senior Vice President and Chief Human Resources Officer	2014	$ 465,000

(4)         Amendment of Supplemental Executive Retirement Plan. On March 26, 2014, the Compensation Committee approved an amendment to the Foot Locker Supplemental Executive Retirement Plan (the “SERP”). The named executive officers, as well as other officers and key employees of the Company, participate in this plan. As amended, participation in the post-retirement medical benefits provided for under the SERP shall be limited to those executives who were participants in the SERP as of the end of the 2013 fiscal year, whether they are vested or unvested; any executive who subsequently becomes a participant in the SERP shall not be eligible for this benefit. A copy of Amendment Number Two to the SERP is attached hereto as Exhibit 10.3.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Nonstatutory Stock Option Award Agreement
10.2	Form of Restricted Stock Agreement
10.3	Amendment Number Two to the Foot Locker Supplemental Executive Retirement Plan
4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: April 1, 2014	By:	/s/ Paulette Alviti
Senior Vice President and Chief Human Resources Officer
5